===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 27, 1998
                                                   -----------------

                    Mechanical Technology Incorporated
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


                               New York
     --------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)


        0-6890                                     14-1462255
------------------------                ------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)


968 Albany-Shaker Road, Latham, New York                 12110
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (518) 785-2211
                                                      --------------


















===============================================================================

Item 5.   Other Events.

     On February 27, 1998, the Registrant executed a Letter of Intent with Foster-Miller, Inc. ("FMI"), and NYFM, Inc. ("NYFM") to transfer certain assets and certain employees of the technology division of the Registrant to NYFM. The Registrant will receive a percentage of gross sales of NYFM in exchange for its contribution. The Letter of Intent is contingent upon satisfactory completion of due diligence by FMI and the receipt of certain consents by FMI and the Registrant. A final agreement is expected by late March.













                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MECHANICAL TECHNOLOGY INCORPORATED



Date: February 27, 1998         By: /s/ Martin J. Mastroianni
      -----------------             ------------------------------
                                        Martin J. Mastroianni
                                        President